UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 8, 2016 (March 7, 2016)

Monroe Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

814-00866	27-4895840
(Commission File Number)	(IRS Employer Identification No.)

311 South Wacker Drive, Suite 6400, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(312) 258-8300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

On March 7, 2016, Monroe Capital Corporation (the “Company”) dispatched a letter from its chairman and chief executive officer to the Company’s shareholders. The text of the shareholder letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and a reconciliation of a non-GAAP financial measure used in the shareholder letter is attached as Exhibit 99.2.

The information disclosed under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Shareholder Letter dated March 7, 2016.
99.2	Reconciliation of Non-GAAP Financial Measure Used in the Shareholder Letter dated March 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONROE CAPITAL CORPORATION

By:	/s/ Aaron D. Peck
Name: Aaron D. Peck
Title: Chief Financial Officer

Dated: March 8, 2016